Virtus Rampart Enhanced Core Equity Fund,

a series of Virtus Equity Trust

Supplement dated August 31, 2020 to the

Statutory Prospectus dated January 28, 2020, as supplemented

IMPORTANT NOTICE TO INVESTORS

The statutory prospectus for Virtus Equity Trust has been updated to reflect changes to Virtus Rampart Enhanced Core Equity Fund, including a name change.

Effective August 31, 2020, the Virtus Rampart Enhanced Core Equity Fund’s name has been changed to Virtus KAR Equity Income Fund (the “Fund”). The disclosure for Virtus Rampart Enhanced Core Equity Fund in the Virtus Equity Trust statutory prospectus is no longer valid. Please see the Fund’s separate statutory prospectus and summary prospectus for additional disclosure regarding these changes.

Investors should retain this amendment with the

Prospectuses for future reference.

VET 8019 RampartEnhancedCoreEquityFundKARChanges (8/2020)